                                                                   EXHIBIT 10.19




                                 AMENDMENT NO. 2
                                     TO THE
                              INVESTORS' AGREEMENT

                  This Amendment No. 2, dated as of May 2, 2001 (this "Amendment No. 2"), as amended to the Amended and Restated Investors' Agreement, dated as of March 29, 1999 (the "Investors' Agreement"), among (i) Fisher Scientific International Inc. (the "Company"), (ii) Thomas H. Lee Equity Fund III, L.P. ("THL"), certain individuals associated with THL listed on Schedule I attached hereto, THL-CCI Limited Partnership ("THL-CCI"), THL Foreign Fund III, L.P. and THL FSI Equity Investors, L.P. ("THL/FSI" and collectively with THL, the individuals listed on Schedule I, THL-CCI, and THL Foreign Fund III, L.P., the "THL Entities"), (iii) DLJ Merchant Banking Partners II, L.P. ("DLJMB"), DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., DLJ Merchant Banking Partners II - A, L.P., DLJ Diversified Partners - A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners - A, L.P., UK Investment Plan 1997 Partners, DLJ EAB Partners, L.P., DLJ ESC II, L.P., and DLJ First ESC, L.P. (collectively the "DLJ Entities"), (iv) Chase Equity Associates, L.P. ("Chase Equity"), (v) Merrill Lynch KECALP L.P. 1997, KECALP INC., and ML IBK Positions, Inc. (collectively, the "Merrill Lynch Entities" and, together with each other entity listed in clauses (iii) and (iv), the "Institutional Shareholders" and, collectively with (ii), the "Equity Investors"), and (vi) certain other Persons listed on the signature pages hereof (including the trust pursuant to the Trust Agreement, dated of even date herewith, between the Company and Mellon Bank, N.A., as trustee (the "Rabbi Trust")) (the "Management Shareholders" and individually, along with the THL Entities, DLJ Entities, Chase Equity, and Merrill Lynch Entities, each a "Shareholder").

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto desire to amend the Investors' Agreement to clarify the parties' intention with respect to holdback agreements in connection with firmly Underwritten Public Offerings under Section 5.3 of the Investors' Agreement;

                  WHEREAS, pursuant to Section 7.4(a) of the Investors' Agreement, the Board of Directors and the holders of at least 50% of the shares of Common Stock held by the parties to the Investors' Agreement at the time of this Amendment No. 2 are required to approve this Amendment No. 2;

                  WHEREAS, the Equity Investors collectively are holders of at least 50% of the shares of Common Stock held by the parties to the Investors' Agreement at the time of this Amendment No. 2; and

                  WHEREAS, terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Investors' Agreement.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

                  The following shall be added to Section 5.3 of the Investors' Agreement as the second paragraph thereof:

                  In the event that any or all of the Shareholders executes a lock-up agreement in favor of the underwriter or underwriters for an Underwritten Public Offering substantially consistent with the preceding paragraph (each, a "Lock-Up Agreement"), each Equity Investor that executes a Lock-Up Agreement agrees, and their Permitted Transferees will agree, that if it seeks a waiver of the Lock-Up Agreement (a "Waiver Request"), it will notify the other Shareholders that have executed a Lock-Up Agreement at least five days prior to making such Waiver Request that it intends to make a Waiver Request (the "Waiver Notice"). From the date of the Waiver Notice, each Shareholder shall have the right, exercisable by written notice given to the party making the Waiver Request within two Business Days, to request that the Waiver Request include Shares held by the Shareholder and if such a request is made, the Waiver Request shall include all Shares so requested to be included, provided that the Transfer of the Shares requested to be included in the Waiver Request would otherwise be permitted under this Agreement. If the underwriter or underwriters in whose favor the Lock-Up Agreement is given refuses to grant such Waiver Request for all Shares included therein, then each of the Equity Investors agrees, and their Permitted Transferees will agree, that all Lock-Up Agreements will continue in full force and effect. Notwithstanding the foregoing, a Waiver Request may be sought without seeking a waiver of the Lock-Up Agreement for other Shareholders by (1) any of the THL Entities for a Transfer set forth in Section 4.1(a)(ii) and (iv) hereof and (2) any Institutional Shareholder to Transfer Shares to a Permitted Transferee pursuant to Section 3.3(a) hereof.

                  This Amendment No. 2 may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

                              FISHER SCIENTIFIC INTERNATIONAL INC.


                              By: /s/ Todd DuChane
                                 -----------------------------------------------
                                   Name: Todd DuChane
                                   Title:

THL Equity Shareholders:


                              THOMAS H. LEE EQUITY FUND III, L.P.


                              By:  THL Equity Advisors III Limited
                                      Partnership, as General Partner

                              By:  THL Equity Trust III,
                                      as General Partner


                              By: /s/ Scott Sperling
                                 -----------------------------------------------
                                      Name: Scott Sperling
                                      Title:



                              THOMAS H. LEE FOREIGN FUND III, L.P.


                              By:     THL Equity Advisors III Limited
                                      Partnership, as General Partner

                              By:     THL Equity Trust III,
                                      as General Partner


                              By: /s/ Scott Sperling
                                 -----------------------------------------------
                                      Name: Scott Sperling
                                      Title:

                              THL FSI EQUITY INVESTORS, L.P.


                              By:     THL Equity Advisors III
                                      Limited Partnership,
                                      as General Partner

                              By:     THL Equity Trust III,
                                      as General Partner


                              By: /s/ Scott Sperling
                                 -----------------------------------------------
                                      Name: Scott Sperling
                                      Title:


                              THL-CCI LIMITED PARTNERSHIP


                              By:     THL Investment Management Corp.,
                                      as General Partner


                              By: /s/ Scott Sperling
                                 -----------------------------------------------
                                      Name: Scott Sperling
                                      Title:

DLJ Entities' Shareholders:


                              DLJ MERCHANT BANKING PARTNERS II, L.P.


                              By:     DLJ Merchant Banking II, Inc.,
                                      as managing general partner


                              By: /s/ Michael Isikow
                                 -----------------------------------------------
                                      Name:  Michael Isikow
                                      Title: Principal



                              DLJ MERCHANT BANKING PARTNERS II-A, L.P.


                              By:     DLJ Merchant Banking II, Inc.,
                                      as managing general partner


                              By: /s/ Michael Isikow
                                 -----------------------------------------------
                                      Name:  Michael Isikow
                                      Title: Principal



                              DLJ OFFSHORE PARTNERS II, C.V.


                              By:     DLJ Merchant Banking II, Inc.,
                                      as advisory general partner

                              By: /s/ Michael Isikow
                                 -----------------------------------------------
                                      Name:  Michael Isikow
                                      Title: Principal

                              DLJ DIVERSIFIED PARTNERS, L.P.


                              By:     DLJ Diversified Partners, Inc.,
                                      as managing general partner


                              By: /s/ Michael Isikow
                                 -----------------------------------------------
                                      Name: Michael Isikow
                                      Title: Principal



                              DLJ DIVERSIFIED PARTNERS - A, L.P.


                              By:     DLJ Diversified Partners, Inc.,
                                      as managing general partner


                              By: /s/ Michael Isikow
                                 -----------------------------------------------
                                      Name: Michael Isikow
                                      Title: Principal



                              DLJ MILLENNIUM PARTNERS, L.P.


                              By:     DLJ Merchant Banking II, Inc.,
                                      as managing general partner


                              By: /s/ Michael Isikow
                                 -----------------------------------------------
                                      Name: Michael Isikow
                                      Title: Principal

                              DLJ MILLENNIUM PARTNERS - A, L.P.


                              By:     DLJ Merchant Banking II, Inc.,
                                      as managing general partner


                              By: /s/ Michael Isikow
                                 -----------------------------------------------
                                      Name: Michael Isikow
                                      Title: Principal



                              DLJMB FUNDING II, INC.


                              By: /s/ Michael Isikow
                                 -----------------------------------------------
                                      Name: Michael Isikow
                                      Title: Principal



                              UK INVESTMENT PLAN 1997 PARTNERS


                              By:     Donaldson, Lufkin & Jenrette Inc.,
                                      as general partner


                              By: /s/ Edward A. Poletti
                                 -----------------------------------------------
                                      Name: Edward A. Poletti
                                      Title: Senior Vice President and
                                             Controller

                              DLJ EAB PARTNERS, L.P.

                              By: DLJ LBO Plans Management Corporation, as managing general partner


                              By: /s/ Edward A. Poletti
                                 -----------------------------------------------
                                      Name: Edward A. Poletti
                                      Title: Senior Vice President and
                                             Controller

                              DLJ ESC II, L.P.

                              By: DLJ LBO Plans Management Corporation, as general partner


                              By: /s/ Edward A. Poletti
                                 -----------------------------------------------
                                      Name: Edward A. Poletti
                                      Title: Senior Vice President and
                                             Controller

                              DLJ FIRST ESC, L.P.

                              By: DLJ LBO Plans Management Corporation, as general partner


                              By: /s/ Edward A. Poletti
                                 -----------------------------------------------
                                      Name: Edward A. Poletti
                                      Title: Senior Vice President and
                                             Controller

                                      The address for each of the DLJ Entities listed above is:

                                      c/o DLJ Merchant Banking II, Inc.
                                      277 Park Avenue
                                      New York, New York  10172
                                      Fax:  (212) 892-7272

                              CHASE EQUITY ASSOCIATES, L.P.


                              By:  Chase Capital Partners

                              By: /s/
                                 -----------------------------------------------
                                      Name:
                                      Title:

                                      Address:

                                               380 Madison Avenue
                                               New York, NY  10017

Merrill Lynch Entities:

                              ML IBK POSITIONS, INC.


                              By: /s/ Curtis W. Cariddi
                                 -----------------------------------------------
                                      Name: Curtis W. Cariddi
                                      Title: Vice President



                              KECALP INC.


                              By: /s/ Edward J. Higgins
                                 -----------------------------------------------
                                      Name: Edward J. Higgins
                                      Title: Vice President



                              MERRILL LYNCH KECALP L.P. 1997

                              By:     KECALP Inc., as general partner

                              By: /s/ Edward J. Higgins
                                 -----------------------------------------------
                                      Name: Edward J. Higgins
                                      Title: Vice President


                                      The address for each of the Merrill Lynch
                                      Entities listed above is:

                                           225 Liberty Street, 31st Floor
                                           New York, NY  10080
                                           Fax:  (212) 236-3496

Individual Shareholders:


                              By: /s/ David V. Harkins
                                 -----------------------------------------------
                                       Name: David V. Harkins


                              By: /s/
                                 -----------------------------------------------
                                       Name: The 1995 Harkins Gift Trust



                              By: /s/ Thomas R. Shepherd
                                 -----------------------------------------------
                                       Name: Thomas R. Shepherd
                                             Money Purchase Pension Plan

                              By: /s/ Scott A. Schoen
                                 -----------------------------------------------
                                       Name: Scott A. Schoen


                              By: /s/ C. Hunter Boll
                                 -----------------------------------------------
                                       Name: C. Hunter Boll


                              By: /s/ Scott M. Sperling
                                 -----------------------------------------------
                                       Name: Scott M. Sperling


                              By: /s/ Scott M. Sperling
                                 -----------------------------------------------
                                       Name: Sperling Family Limited Partnership

                              By: /s/ Anthony J. DiNovi
                                 -----------------------------------------------
                                       Name: Anthony J. DiNovi


                              By: /s/ Thomas M. Hagerty
                                 -----------------------------------------------
                                       Name: Thomas M. Hagerty

                              By: /s/ Warren C. Smith, Jr.
                                 -----------------------------------------------
                                       Name:  Warren C. Smith, Jr.


                              By: /s/ Seth W. Lawry
                                 -----------------------------------------------
                                       Name:  Seth W. Lawry


                              By: /s/ Joseph J. Incandela
                                 -----------------------------------------------
                                       Name:  Joseph J. Incandela


                              By: /s/ Kent R. Weldon
                                 -----------------------------------------------
                                       Name:  Kent R. Weldon


                              By: /s/ Terrence M. Mullen
                                 -----------------------------------------------
                                       Name:  Terrence M. Mullen


                              By: /s/ Todd M. Abbrecht
                                 -----------------------------------------------
                                       Name:  Todd M. Abbrecht


                              By: /s/ Wendy L. Masler
                                 -----------------------------------------------
                                       Name:  Wendy L. Masler


                              By: /s/ Wendy L. Masler
                                 -----------------------------------------------
                                       Name:  THL-CCI Limited Partnership
                                       By:    Wendy L. Master
                                       Title: Vice President


                              By: /s/ Andrew D. Flaster
                                 -----------------------------------------------
                                       Name:  Andrew D. Flaster

                              By: /s/
                                 -----------------------------------------------
                                       Name:  First Trust Co. FBO
                                              Kristina A. Watts


                              By: /s/ Charles Robins
                                 -----------------------------------------------
                                       Name:  Charles Robins


                              By: /s/ James Westra
                                 -----------------------------------------------
                                       Name:  James Westra



                              By: /s/ Charles A. Brizius
                                 -----------------------------------------------
                                       Name:  Charles A. Brizius

SCHEDULE I


CERTAIN NAMED INDIVIDUAL SHAREHOLDERS OF THL


David V. Harkins
The 1995 Harkins Gift Trust
Thomas R. Shepherd Money Purchase Pension Plan (Keogh)
Scott A. Schoen
C. Hunter Boll
Scott M. Sperling
Sperling Family Limited Partnership
Anthony J. DiNovi
Thomas M. Hagerty
Warren C. Smith, Jr.
Seth W. Lawry
Joseph J. Incandela
Kent R. Weldon
Terrence M. Mullen
Todd M. Abbrecht
Wendy L. Masler
Andrew D. Flaster
First Trust Co. FBO Kristina A. Watts
Charles W. Robins
James Westra
Charles A. Brizius